Exhibit 99.2

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Important Information For Investors And Security Holders This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. The proposed merger transaction between SuperMedia Inc. (“SuperMedia”) and Dex One Corporation (“Dex”) will be submitted to the respective stockholders of SuperMedia and Dex. In connection with the proposed transaction, Newdex, Inc., a subsidiary of Dex (“Newdex”), will file with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 that will include a joint proxy statement/prospectus to be used by SuperMedia and Dex to solicit the required approval of their stockholders and that also constitutes a prospectus of Newdex. INVESTORS AND SECURITY HOLDERS OF SUPERMEDIA AND DEX ARE ADVISED TO CAREFULLY READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION, THE PARTIES TO THE TRANSACTION AND THE RISKS ASSOCIATED WITH THE TRANSACTION. A definitive joint proxy statement/prospectus will be sent to security holders of SuperMedia and Dex seeking their approval of the proposed transaction. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus (when available) and other relevant documents filed by SuperMedia and Dex with the SEC from the SEC’s website at www.sec.gov. Copies of the documents filed by SuperMedia with the SEC will be available free of charge on SuperMedia’s website at www.supermedia.com under the tab “Investors” or by contacting SuperMedia’s Investor Relations Department at (877) 343-3272. Copies of the documents filed by Dex with the SEC will be available free of charge on Dex’s website at www.dexone.com under the tab “Investors” or by contacting Dex’s Investor Relations Department at (800) 497-6329. SuperMedia and Dex and their respective directors, executive officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective security holders with respect to the transaction. Information about these persons is set forth in SuperMedia’s proxy statement relating to its 2012 Annual Meeting of Shareholders and Dex’s proxy statement relating to its 2012 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2012 and March 22, 2012, respectively, and subsequent statements of changes in beneficial ownership on file with the SEC. These documents can be obtained free of charge from the sources described above. Security holders and investors may obtain additional information regarding the interests of such persons, which may be different than those of the respective companies’ security holders generally, by reading the joint proxy statement/prospectus and other relevant documents regarding the transaction (when available), which will be filed with the SEC. Basis of Presentation and Non-GAAP Financial Measures For the readers' convenience, the financial information accompanying this release provides a reconciliation of GAAP to non-GAAP and adjusted non-GAAP measures. SuperMedia and Dex One believe that the use of non-GAAP financial measures provides useful information to investors to gain an overall understanding of its current and expected financial performance. Specifically, both companies believe the non-GAAP results provide useful information to both management and investors by excluding certain expenses, gains and losses that the companies believe are not indicative of their core operating results. In addition, non-GAAP financial measures are used by each company’s management for budgeting and forecasting as well as subsequently measuring each company’s performance and both companies believe that they are providing investors with financial measures that most closely align to their internal measurement processes. 2

Forward-Looking Statements Certain statements contained in this document are "forward-looking statements" subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995, including but not limited to, statements about the benefits of the proposed transaction and combined company, including future financial and operating results and synergies, plans, objectives, expectations and intentions and other statements relating to the proposed transaction and the combined company that are not historical facts. Where possible, the words "believe," "expect," "anticipate," "intend," "should," "will," "would," "planned," "estimated," "potential," "goal," "outlook," "may," "predicts," "could," or the negative of such terms, or other comparable expressions, as they relate to Dex, SuperMedia, the combined company or their respective management, have been used to identify such forward-looking statements. All forward-looking statements reflect only Dex’s and SuperMedia’s current beliefs and assumptions with respect to future business plans, prospects, decisions and results, and are based on information currently available to Dex and SuperMedia. Accordingly, the statements are subject to significant risks, uncertainties and contingencies, which could cause Dex’s, SuperMedia’s or the combined company’s actual operating results, performance or business plans or prospects to differ materially from those expressed in, or implied by, these statements. Factors that could cause actual results to differ materially from current expectations include risks and other factors described in Dex’s and SuperMedia’s publicly available reports filed with the SEC, which contain discussions of various factors that may affect the business or financial results of Dex, SuperMedia or the combined company. Such risks and other factors, which in some instances are beyond either company’s control, include: the continuing decline in the use of print directories; increased competition, particularly from existing and emerging digital technologies; ongoing weak economic conditions and continued decline in advertising sales; the companies’ ability to collect trade receivables from customers to whom they extend credit; the companies’ ability to generate sufficient cash to service their debt; the companies’ ability to comply with the financial covenants contained in their debt agreements and the potential impact to operations and liquidity as a result of restrictive covenants in such debt agreements; the companies’ ability to refinance or restructure their debt on reasonable terms and conditions as might be necessary from time to time; increasing interest rates; changes in the companies’ and the companies’ subsidiaries credit ratings; changes in accounting standards; regulatory changes and judicial rulings impacting the companies’ businesses; adverse results from litigation, governmental investigations or tax related proceedings or audits; the effect of labor strikes, lock-outs and negotiations; successful realization of the expected benefits of acquisitions, divestitures and joint ventures; the companies’ ability to maintain agreements with major Internet search and local media companies; the companies’ reliance on third-party vendors for various services; and other events beyond their control that may result in unexpected adverse operating results. With respect to the proposed merger, important factors could cause actual results to differ materially from those indicated by forward-looking statements included herein, including, but not limited to, the ability of Dex and SuperMedia to consummate the transaction on the terms set forth in the merger agreement; the risk that anticipated cost savings, growth opportunities and other financial and operating benefits as a result of the transaction may not be realized or may take longer to realize than expected; the risk that benefits from the transaction may be significantly offset by costs incurred in integrating the companies; potential adverse impacts or delay in completing the transaction as a result of obtaining consents from lenders to Dex or SuperMedia; failure to receive the approval of the stockholders of either Dex or SuperMedia for the transaction; and difficulties in connection with the process of integrating Dex and SuperMedia, including: coordinating geographically separate organizations; integrating business cultures, which could prove to be incompatible; difficulties and costs of integrating information technology systems; and the potential difficulty in retaining key officers and personnel. These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement/prospectus included in the registration statement on Form S-4 that Newdex intends to file with the SEC in connection with the proposed transaction. None of Dex, SuperMedia or the combined company is responsible for updating the information contained in this document beyond the publication date, or for changes made to this document by wire services or Internet service providers. 3

Alan Schultz Chairman of the Board of Directors Dex One Chairman of the Board of Directors – Designate Dex Media 4

Transaction Objective: Accelerate the Transformation of the Companies Improve Positioning for Growth National scope Greater market share Improve Quality and Productivity Capture marketing consultant expertise and best practices Achieve a complete suite of social, mobile and local solutions Apply best technology systems and platforms, operating processes and tools and client care techniques Improve Capacity to Reduce Debt Expense synergies Efficient use of tax assets Enhance cash flow 5

Peter McDonald President and CEO SuperMedia CEO – Designate Dex Media 6

Transaction Summary Structure and Consideration 7 Stock-for-stock merger establishing Dex Media as the merged company name Dex One shareholders are expected to own approximately 60 percent and SuperMedia shareholders are expected to own approximately 40 percent Dex One shareholders will receive 0.200 shares of Dex Media for each Dex One share they own; SuperMedia shareholders will receive 0.4386 shares for each SuperMedia share they own

Transaction Summary 8 Governance Dex One Chairman Alan Schultz becomes Dex Media Chairman Board of Directors will include: 5 members from Dex One, 5 from SuperMedia and 1 new independent director selected by the Dex Media board SuperMedia CEO Peter McDonald becomes Dex Media CEO SuperMedia CFO Samuel (Dee) Jones becomes Dex Media CFO

Transaction Summary 9 Conditions and Closing Approval of credit amendments by Dex One and SuperMedia lenders Approval by Dex One and SuperMedia shareholders Expected close prior to year end 2012

10 Consumers In charge and experimenting Media Trying to keep up with consumers across platforms Local Businesses Confused and challenged to keep pace The Marketplace

11 Combining to Create a National Provider of Social, Local and Mobile Marketing Solutions The Trusted Marketing Consultants to Local Businesses Simplifying Marketing, Building Long Term Relationships and Delivering Results

National Presence: Increased Scale & Scope More Than 3,100 Marketing Consultants Building Trusted Relationships and Delivering Results to Over 700,000 Local Businesses

Social, Local, Mobile Solutions 13

Deliver Results Value = Relationships + Solutions + Results + Service 14

Alfred Mockett CEO Dex One 15

An Ideal Partnership Brings together two highly complementary businesses to create a stronger, national provider of social, local and mobile marketing solutions Both companies build one-on-one personal relationships as trusted marketing consultants to local business owners, and offer a full suite of marketing solutions providing local presence and promotion which deliver results and help our clients retain and add customers The merger creates significant operational and financial benefits for shareholders and lenders Enhanced scale and scope establishes a powerful platform to penetrate more of the market and improve growth opportunities 16

Dex One and SuperMedia 17 Pro Forma Revenue 2011 Actual June 2012 YTD Non-GAAP Adjusted EBITDA Outstanding Debt Dex One SuperMedia

Principal Synergy Drivers: Consolidation of G&A functions Elimination of duplicative activities Rationalization of markets, products and solutions Adopting the most cost-effective operating practices, technology platforms and systems Expense Synergies $150MM - $175MM of Expected Cost Synergies Achieved by 2015 18

Tax Efficiency Provides for Enhanced Cash Flow Company expects to preserve access to Dex One’s tax attributes and generate future attributes for approximately $1.8 billion in total to offset income attributable to the combined company following close Consolidated entity tax payments are expected to be nominal for 2014 and 2015 19

Merger Benefits Creates national presence and a team of more than 3,100 local marketing consultants who will have relationships with more than 700,000 businesses from day one, delivering a full suite of social, local and mobile solutions Significant incremental cash flow from synergies and preservation of tax attributes Provides additional runway to increase digital market penetration and stabilize revenues Improves the ability to reduce indebtedness and strengthen the company’s balance sheet 20

Q&A 21